3000 Series Product Launch Feb 2010 Dot Hill Confidential Exhibit 99.1

Dot Hill Overview
•
20+ Years In The Storage Business
NASDAQ Publicly Traded Since 2000 (HILL)
2008 revenues of $273M
•
Based In Longmont, Colorado
320+ Employees In 9 World-Wide Locations
Over 40% R&D
•
Provider of World-class Storage Solutions
Storage Virtualization Software
Entry-to-Mid Range Family of RAID Storage
Mature 7th-Generation RAID Technology
Extensive Patent portfolio
Over 350,000+ Systems In Use Worldwide

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Dot Hill Product Portfolio

Storage Virtualization Solutions
Heterogeneous Unified Storage Servers for managing peta-byte sized data centers or high performance storage arrays
High Availability
Storage Disk Arrays
Highly redundant rack mountable disk
arrays for general purpose storage
and SMB to large data center
Enterprise Class
Server RAID
Internal Virtual RAID Array
Adapters for Windows and
Linux Servers
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iSN™
R/Evolution™
RAIDCore™
Covering All Elements of Mainstream Storage

Summary
•
New 3000 series products being launched Feb 24
Now shipping at OEMs, general availability March
Channel line up today, with remote appliances in late March
•
Significant new features
AssuredRemote™ remote replication software
8Gb Fibre Channel
Hybrid dual protocol Fibre Channel-iSCSI
Drive Spin Down
•
Reinforces Dot Hill’s position as the leader in entry
level RAID storage

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What’s New
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AssuredRemote™ Software for Entry Level
Off-site Bi-directional replication capability with new AssuredRemote feature
Simple, agent-less approach to remote site disaster recovery
Support for up to 1,000 Snapshots per storage array
•
Higher Performance Next Generation Array Family
8Gb Fibre Channel, 10Gb iSCSI later this year
6Gb SAS, SATA and SSD drive support
Additional power savings: automated drive spin down, efficient PSUs
Support for up to 144 drives via JBOD expansion
•
Hybrid 8Gb FC and iSCSI
Improved value and flexibility in dual-use environments e.g. server virtualization
Easier to introduce iSCSI into Fibre Channel centric environments
Reduced Opex and spares handling

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WAN

Scalable Technology
Scaled Solutions
Mercury:
-1.8 GHz Turion
-120MHz PCI-X
-90K/230K IOPS
-1200 MBps (read)
-800 MBps (R5 write)
- New Simpler User Interface
- New 2.5” 2U/24
Neptune:
-566MHz Celeron
-100MHz PCI-X
-30K/90K IOPS
-1000 MBps (read)
-600 MBps (R5 write)
Neptune Turbo:
-700MHz Pentium
-100MHz PCI-X
-50K/150K IOPS
-1100 MBps (read)
-700 MBps (R5 write)
2730
2730T
2002
Series
Progressive Levels of Features and Performance
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3000
Series
Titanium
- 1.2GHz Tolapai
- 2.5Gb PCIE
- 2x DDR2-400
- 72K/264K IOPS
-1750 MBps read
- 1375 MBps R5 write
- New Hybrid FC+iSCSI
- New Remote Replication
- New Drive Spindown
NEW!
NEW!

Bringing midrange features into entry level space
Product Line Up Q1 2010
New
Dot Hill
models
8Gb
FC
1Gb
iSCSI
DC
Power
Option
Single
Cntrl
Option
Channel
version
Snapshot,
Copy, VxS
Assured
Remote
3730 / 3720 X X X
3930 / 3920 X X X
3730C / 3720C X X
3930C / 3920C X X X
3730S / 3720S X X X
3930R / 3920R X X X X X

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Availability via OEM partners – now
•
Dot Hill General Announcement - Feb 24
•
General availability – March 5th

Bringing midrange features into entry level space
Primary Features, Benefits
Features Benefits Competition
Next Generation Host
Connectivity
8Gb Fibre Channel now available from
entry level market leader
Offered in mid range OEM
products only
Dual Protocol 8Gb Fibre and 1G
iSCSI
Low risk method to introduce iSCSI into
Fibre Channel installations;
Ideal for server virtualization
midrange, high cost
offerings only
Higher Performance Up to 2x more data throughput, lower
transaction times
Older architectures that
often don’t scale
Efficiency Features:
1. EcoStor™ battery-less backup
2. Drive spin down
3. DC power option
4. 80%+ Bronze rated PSU
5. Lower frequency CPUs
Improved operating costs, less heat
generation;
New drive spin down can save up to
20% in energy costs
Many using service-heavy
battery solutions and high
wattage processors
Remote office protection Simple to use remote office data
protection with no host agents required
Relying on expensive host
based third party software
RAIDar™ 2.0 Management Extremely easy to use web management
tool for fast configuration and
management of storage

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Dot Hill Software Options
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AssuredRemote Async Snapshot
Replication
Bi-directional remote data replication across the
WAN/Internet
Centralized backup or remote sites
No host server agents required
Builds on prior generation software features
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AssuredSnap (Snapshots)
Point-in-time logical image of a physical volume
Protect against accidental or malicious loss or corruption of data
•
AssuredCopy (Volume Copy)
Complete physical and independent copy of a volume
Additional protection against complete vdisk or volume failure
Mitigates multiple application I/O contention (e.g., production
vs. data mining)
WAN
Assured Family – Broad Level Protection of your Digital Assets human error
software program
malfunction
computer
virus
site disaster
hardware or system
malfunction
32%
44%
3%
7%
14%
NEW!
NEW!
Snapshot /
Volume Copy
Replication
RAID 0,1,3,5,6,10,50

Site A
Site B
FC SAN
Ethernet WAN
FC SAN
Site A Data Protection
Site B Data Protection
App 'A' Data
App 'B' Data
App 'A' Replica
App 'B' Replica
App 'C' Data
App 'D' Data
App 'C' Replica
App 'D' Replica
App 'C' Data
App 'D' Data
App 'C' Replica
App 'D' Replica

AssuredRemote™
•
Simple bi-directional replication software option for 3000 arrays
•
Creates new class of entry level appliance with midrange level features
Totally integrated – no server level application s/w required
Dot Hill Data Management Software Covers All Bases
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End User Cost
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
5TB
11-14TB
20TB
Dot Hill
Vendor 1
Vendor 2

AssuredRemote™ Advantage

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Capacity
Dot Hill 3000/AssuredRemote Other Mid-Range Arrays
Lower starting cost – only two devices required for
high availability
Some solutions require 3 in a cluster to achieve
redundancy
Supports low cost JBOD expansion Uses same expensive unit to scale out
Add replication option later to a standard array Bundled upfront cost regardless if used or not
Replication over Fibre Channel or iSCSI Replication typically iSCSI only

R/Evolution™ Modular Architecture

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2x FC 8G
2x FC 8G
2x 1G iSCSI data
Ethernet
Management
Port
AC or DC PSU options
80%+ Bronze rated
Common Reusable FRUs Compatible with Earlier Generations
DH3730 and 3720
DH3730 and 3720
DH3930 and 3920
Dual Protocol
DH3930 and 3920
Dual Protocol
JBOD expansion to
7x 3130 or 3120 units
Common Disk Drive Components
Hot Pluggable Controllers
common to 12 and 24 chassis

3000 Series – Overall Family
3320
3330
3520
3530
3720
3730
3920
3930
Host Interface iSCSI 10 Gb SAS 6Gb FC 8Gb FC 8Gb, iSCSI 1Gb
Expected Availability mid-year mid-year Now Now
Storage Controllers Single or Dual
Enclosure 2U12 or 2U24
Cache Memory
(per controller)
2GB
Storage Controller Processor 1.2 GHz
High-Performance Mirrored Cache SimulCache: High-Performance Mirrored Cache
Cache Protection EcoStor: Battery-free Super Capacitors
Maximum Drive Count Up to 144 per system
Maximum Volumes 128 per RAID set, 256 per system
Maximum Initiators 64
RAID Levels 0, 1, 3, 5, 6, 10, 50
Data Protection Options
AssuredSnap (1000 max) & AssuredCopy, AssuredRemote 16-way
60 day try and buy
Storage Unit Management RAIDar 2.0 web console, SMI-S v1.2 support
NEBS Level 3 & MIL-STD-810F Compliant
2U12
2U24
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Summary
•
New 3000 series products being launched Feb 24
Now shipping at OEMs, general availability March
Channel line up today, with remote appliances in late March
•
Significant new features
AssuredRemote™ remote replication software
8Gb Fibre Channel
Hybrid dual protocol Fibre Channel-iSCSI
Drive Spin Down
•
Reinforces Dot Hill’s position as the leader in entry
level RAID storage

Dot Hill Confidential
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Thank You! Dot Hill Confidential